First Investors Life Variable Annuity Fund D
Individual Variable Annuity Contracts
Offered By
First Investors Life Insurance Company

95 Wall Street, New York, New York 10005/(212) 858-8200

     This Prospectus describes Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). The Contracts are designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis. The Contracts may also be purchased through (1) qualified individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are flexible premium deferred variable annuity contracts ("Deferred Variable Annuity Contracts") under which annuity payments will begin on a selected future date. A penalty may be assessed on early withdrawals (see "Federal Income Tax Status"). The Contracts contain a 10-day revocation right (see "Variable Annuity Contracts--Ten-Day Revocation Right"). The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.

     Contractowners' purchase payments are paid into a unit investment trust, First Investors Life Variable Annuity Fund D ("Separate Account D"). A Contractowner elects to have his or her purchase payments paid into any one or more of the eleven subaccounts of Separate Account D (the "Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of the related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end, diversified management investment company.

     This Prospectus sets forth the information about Separate Account D that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated July 8, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 23 of this Prospectus for the Table of
Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above. Additional information about Separate Account D has been filed with the Securities and Exchange Commission.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                   BY THE SECURITIES AND EXCHANGE COMMISSION
           OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

           THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT
                PROSPECTUS OF FIRST INVESTORS LIFE SERIES FUND.

                  The date of this Prospectus is July 8, 1997

                            GLOSSARY OF SPECIAL TERMS

     Accumulated Value - The value of all the Accumulation Units credited to the Contract.

     Accumulation Period - The period between the date of issue of a Contract and the Annuity Commencement Date.

     Accumulation Unit - A unit used to measure the value of a Contractowner's interest in a Subaccount of Separate Account D prior to the Annuity Commencement Date.

     Additional Payment - A purchase payment made to First Investors Life after issuance of a deferred annuity.

     Annuitant - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

     Annuity Commencement Date - The date on which annuity payments are to commence.

     Annuity Unit - A unit used to determine the amount of each annuity payment after the first.

     Beneficiary - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

     Contract - An individual variable annuity contract offered by this Prospectus.

     Contractowner - The person or entity with legal rights of ownership of the Contract.

     Fixed Annuity - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.

     General Account - All assets of First Investors Life other than those allocated to Separate Account D and other segregated investment accounts of First Investors Life.

     Joint Annuitant - The designated second person under joint and survivor life annuity.

     Separate Account D - The segregated investment account entitled "First Investors Life Variable Annuity Fund D," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

     Single Payment - A one-time purchase payment made to First Investors Life to purchase a deferred annuity.

     Subaccount - A segregated investment subaccount under Separate Account D which corresponds to a series of the Life Series Fund. The assets of the Subaccount are invested in shares of the corresponding series of the Life Series Fund.

     Valuation Date - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Valuation Period - The period beginning on the date after any Valuation Date and ending at the end of the next Valuation Date.

     Variable Annuity - An annuity with annuity payments varying in amount in accordance with the net investment experience of the Subaccounts.

                                    FEE TABLE

     The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account D as well as the series (each a "Fund" and collectively "Funds") of the Life Series Fund. The Fee Table reflects Fund expenses expected to be incurred in 1997.

CONTRACTOWNER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases (as a percentage of purchase payments) ................................               None

     Maximum Contingent Deferred Sales Charge ..............................................................               7.00%*

ANNUAL CONTRACT MAINTENANCE CHARGE .........................................................................             $30.00(Yen)

SEPARATE ACCOUNT ANNUAL EXPENSES
      (as a percentage of average account value)
         Mortality and Expense Risk Charges ................................................................               1.25%
         Administrative Charge .............................................................................                .15%
                                                                                                                          ========
         Total Separate Account Annual Expenses ............................................................               1.40%

FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)
                                                                    Total Fund
                                            Management    Other     Operating
                                              Fees(1)   Expenses(2) Expenses(3)
                                              -------   ----------- -----------
Blue Chip Fund .........................       0.75%       0.09%       0.84%
Cash Management Fund ...................       0.60+       0.10+       0.70+
Discovery Fund .........................       0.75        0.10        0.85
Government Fund ........................       0.60+       -0-+        0.60+
Growth Fund ............................       0.75        0.10        0.85
High Yield Fund ........................       0.75        0.10        0.85
International Securities Fund ..........       0.75        0.37        1.12
Investment Grade Fund ..................       0.60+       -0-+        0.60+
Target Maturity 2007 Fund ..............       0.60+       -0-+        0.60+
Target Maturity 2010 Fund ..............       0.60+       -0-+        0.60+
Utilities Income Fund ..................       0.60+       0.11        0.71+
----------
* The Maximum Contingent Deferred sales Charges is a percentage of the value of the Accumulation Units surrendered (not to exceed the aggregate amount of the purchase payments made for such Units). It decreases 1% each year so that there is no charge after 7 years. Each year up to 10% of total purchase payments may be surrendered without a contingent deferred sales charge. Additional purchase payments do not cause the contingent deferred sales charge percentages to start over on prior purchase payments.

(Yen) The Contract Maintenance Charge of $30 will be deducted from the Accumulated Value, provided that in no case will this charge exceed 2% of such value. For more information, see "Contract Maintenance Charge."

+ Net of waiver and/or reimbursement.

(1) For the fiscal year ended December 31, 1996, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund and Utilities Income Fund. Absent the waiver, Management Fees would have been 0.75% for each of these Funds. The Adviser will continue to waive such fees for a minimum period ending December 31, 1997.

(2) Other Expenses have been restated for Cash Management Fund and Utilities Income Fund to reflect current expenses. The Adviser will reimburse Government Fund, Investment Grade Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund for all Other Expenses and Cash Management Fund for Other Expenses in excess of 0.10% for a minimum period ending December 31, 1997. Otherwise, Other Expenses would have been 0.36% for Cash
     Management Fund, 0.19% for Government Fund, 0.13% for Investment Grade Fund, and 0.07% for Target Maturity 2007 Fund and are estimated to be 0.23% for Target Maturity 2010 Fund.

(3) If certain fees and expenses were not waived or reimbursed, Total Fund Operating Expenses would have been 1.11% for Cash Management Fund, 0.94% for Government Fund, 0.88% for Investment Grade Fund, 0.82% for Target Maturity 2007 Fund, 0.86% for Utilities Income Fund and are estimated to be 0.98% for Target Maturity 2010 Fund. Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For more complete descriptions of the various costs and expenses shown, please refer to "Purchases, Charges and Expenses." In addition, Premium taxes may be applicable (see "Other Charges").

EXAMPLE

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                              1 year          3 years
                                              ------          -------
Blue Chip Fund...............................   123             210
Cash Management Fund.........................   121             206
Discovery Fund...............................   123             210
Government Fund..............................   120             203
Growth Fund..................................   123             210
High Yield Fund..............................   123             210
International Securities Fund................   126             218
Investment Grade Fund........................   120             203
Target Maturity 2007 Fund....................   120             203
Target Maturity 2010 Fund....................   120             203
Utilities Income Fund........................   121             206

EXAMPLE

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                              1 year          3 years
                                              ------          -------

Blue Chip Fund...............................    53             160
Cash Management Fund.........................    51             156
Discovery Fund...............................    53             160
Government Fund..............................    50             153
Growth Fund..................................    53             160
High Yield Fund..............................    53             160
International Securities Fund................    56             168
Investment Grade Fund........................    50             153
Target Maturity 2007 Fund....................    50             153
Target Maturity 2010 Fund....................    50             153
Utilities Income Fund........................    51             156

     The expenses in the Examples should not be considered a representation of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                               GENERAL DESCRIPTION

     First Investors Life Insurance Company. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC, and, therefore, controls the Adviser and First Investors Life.

     Separate Account D. First Investors Life Variable Annuity Fund D, also known by its proprietary name, the "Tax Tamer II" ("Separate Account D"), was established on April 8, 1997 under the provisions of the New York Insurance Law. The assets of Separate Account D are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account D is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account D.

     The assets of each Subaccount of Separate Account D are invested at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of the Life Series Fund.

     Income, gains and losses, whether or not realized, from assets allocated to the Subaccounts of Separate Account D are, in accordance with the applicable Contracts, credited to or charged against the Subaccounts of Separate Account D without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

     Any and all distributions received from a Fund will be paid in shares of the distributing Fund or if in cash, will be reinvested in shares of that Fund at net asset value for the corresponding Subaccount. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from any Subaccount of Separate Account D may be effected by redeeming the number of applicable Fund shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Funds in the Subaccounts will be valued at their net asset values.

     Separate Account D is divided into the following Subaccounts, each of which corresponds to the following Funds of the Life Series Fund:

Separate Account D Subaccount                    Fund
-----------------------------                    ----
Blue Chip Subaccount                             Blue Chip Fund
Cash Management Subaccount                       Cash Management Fund
Discovery Subaccount                             Discovery Fund
Government Subaccount                            Government Fund
Growth Subaccount                                Growth Fund
High Yield Subaccount                            High Yield Fund
International Securities Subaccount              International Securities Fund
Investment Grade Subaccount                      Investment Grade Fund
Target Maturity 2007 Subaccount                  Target Maturity 2007 Fund
Target Maturity 2010 Subaccount                  Target Maturity 2010 Fund
Utilities Income Subaccount                      Utilities Income Fund

     Each Contractowner designates the Subaccount in which his or her purchase payment will be invested. That Subaccount in turn invests in the corresponding Fund of the Life Series Fund as set forth above.

     Subject to applicable law, First Investors Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Contractowners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. First Investors Life will obtain, when required, the necessary Contractowner approval or regulatory approval for any changes and provide, when required, the appropriate notification to Contractowners prior to making such changes. Examples of the changes First Investors Life may make include, but are not limited to:

     o To operate Separate Account D in any form permitted under the 1940 Act or in any other form permitted by law.

     o    To add, delete, combine, or modify the Subaccounts in Separate Account
          D.

     o To add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law.

     o To make any amendments to the Contracts necessary for the Contracts to comply with the provisions of the Internal Revenue Code or any other applicable Federal or state law.

     Your Choice of Investment Objective. When you purchase a Contract you decide to place your purchase payment and any additional purchase payments into at least one but not more than five of the Subaccounts of Separate Account D, provided the allocation to any one Subaccount is not less than 10% of the purchase payment. Each Subaccount corresponds to a Fund of the Life Series Fund. The investment objectives of each Fund of the Life Series Fund are set forth below. There is no assurance that the investment objective of any Fund of the Life Series Fund will be realized. Because each Fund of the Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. In addition, total operating expenses vary by Fund. Twelve (12) times during any Contract year, you may transfer part or all of your cash value from the Subaccounts you are in to other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value of the Contract. The cash value of the Contract may increase or decrease depending on the investment performance of the Subaccounts selected. First Investors Life reserves the right to adjust allocations to eliminate fractional percentages.

     The Fund. First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Registration of Life Series Fund with the Commission does not involve supervision by the Commission of the management or investment practices or policies of the Life Series Fund. The Life Series Fund consists of eleven separate Funds. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life. Life Series Fund reserves the right to offer shares of its Funds to other separate accounts of First Investors Life or directly to First Investors Life. The eleven Funds of Life Series Fund may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life
Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund, First Investors Life Target Maturity 2007 Fund, First Investors Life Target Maturity 2010 Fund and First Investors Life Utilities Income Fund.

     The investment objectives of each Fund of the Life Series Fund are as follows:

     Blue Chip Fund. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.

     Cash Management Fund. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Discovery Fund. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     Government Fund. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

     Growth Fund. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     High Yield Fund. The primary objective of High Yield Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors" in the Life Series Fund's Prospectus.

     International Securities Fund. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     Investment Grade Fund. The investment objective of Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by

Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.

     Target Maturity 2007 Fund. The investment objective of Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     Target Maturity 2010 Fund. The investment objective of Target Maturity 2010 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     Utilities Income Fund. The primary objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     No offer will be made of a Contract funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the underlying Contracts.

     For more complete information about each of the Funds underlying Separate Account D, including management fees and other expenses, see Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover rate, the market and financial risks of an investment in the Fund's shares, as well as the risk of investing in a fund that sells its shares to other separate accounts, including variable life insurance company separate accounts. Because the Life Series Fund sells its shares to more than one separate account, the possibility arises that violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Contracts funded through Separate Account D to lose their tax-deferred status, unless remedial action were taken. It is important to read the Prospectus carefully before you decide to invest. Additional copies of Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.

     Adviser. First Investors Management Company, Inc. (the "Adviser"), an affiliate of First Investors Life, is the investment adviser of each Fund. The Adviser supervises and manages the investments and operations of each Fund, except for International Securities Fund and Growth Fund. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

     Subadviser. Wellington Management Company, LLP ("WMC" or "Subadviser") has been retained by the Adviser and the Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Funds' investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Life Series Fund's Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

     WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC held investment management authority with respect to approximately $133 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 84 registered investment companies or series of such companies, with net assets of approximately $90 billion as of December 31, 1996. WMC is not affiliated with the Adviser or any of its affiliates.

     Underwriter. First Investors Life and Separate Account D have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

     Voting Rights. First Investors Life will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in any corresponding Subaccount as follows: shares attributable to Contractowners for which it receives instructions, in accordance with the instructions; shares attributable to Contractowners for which it does not receive instructions, in the same proportion that it votes shares held in the Subaccount for which it receives instructions; and shares not attributable to Contractowners, in the same proportion that it votes shares held in the Subaccount that are attributable to Contractowners and for which it receives instructions. It will vote Fund shares held directly in the same proportion that it votes shares held in any corresponding subaccounts that are attributable to Contractowners and for which it receives instructions, except that where there are no shares held in any subaccount it will vote its own shares as it deems appropriate. All of the shares of any Fund held by First Investors Life through a Subaccount or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

     Prior to the Annuity Commencement Date, the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner is determined by dividing the Subaccount's Accumulated Value by the net asset value of one Fund share. After the Annuity Commencement Date, the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner is determined by dividing the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates. The number of votes that a

Contractowner has the right to cast will be determined as of the record date established by Life Series Fund.

     Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Contractowner having a voting interest in a Subaccount will be sent meeting and other materials relating to the corresponding Fund.

     First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of any Fund in its own right, to the extent permitted by law.

                         PURCHASES, CHARGES AND EXPENSES

     Purchase Payments. Purchase payments are used to purchase Accumulation Units of one or more Subaccounts and not shares of the Fund or Funds in which the Subaccount or Subaccounts invest.

     The minimum initial purchase payment is $25,000 for a Deferred Variable Annuity Contract. Additional Payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

     Initial purchase payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life, provided that First Investors Life has received a duly completed application. Additional payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period.

     Purchase payments will be allocated to the appropriate Subaccount or Subaccounts based upon the next computed value of an Accumulation Unit following receipt by First Investors Life at its Executive Office or other designated office. Accumulation Units are valued at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern
Time).

     Contingent Deferred Sales Charge. Separate Account D Deferred Variable Annuity Contracts are sold without an initial sales charge, but may be subject to a contingent deferred sales charge ("CDSC") upon a full or partial surrender of the Contract. The CDSC is a percentage of the value of the Accumulation Units surrendered (not to exceed the aggregate amount of the purchase payments made for such Units) and declines, in accordance with the Table below, from 7% to 0% over a seven year period. Purchase payments will be deemed surrendered in the order in which they were received (first-in, first-out) and all surrenders will be first from purchase payments and then from other contract values.

                     Contingent Deferred Sales Charge Table

    Contingent Deferred Sales Charge
   as a Percentage of Purchase Payments  Length of Time from Purchase Payment in
                  Surrendered                          Years

                      7%                            Less than 1
                      6%                                1-2
                      5%                                2-3
                      4%                                3-4
                      3%                                4-5
                      2%                                5-6
                      1%                                6-7
                      0%                            More than 7

     No CDSC will be assessed (i) in the event of the death of the Annuitant or the Contractowner, as applicable, (ii) if the contract values are applied to an annuity option provided for under this contract, (iii) for surrenders up to the annual limit of the Withdrawal Privilege, or (iv) for surrenders used to pay Premium taxes. For information concerning the Annuity Options and the Withdrawal Privilege, see "Annuity Options" and "Surrender and Termination (Redemption) During the Accumulation Period."

     Mortality and Expense Risk Charges. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of the Subaccounts, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.

     The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and relieves the Annuitant of the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. First Investors Life also assumes mortality risk as a result of its guarantee of a minimum payment in the event the Annuitant or the Contractowner named in the original application for the Contract dies prior to the Annuity Commencement Date.

     In addition, First Investors Life assumes the risk that the charges for administrative expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for administrative expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 1.25% of the daily net asset value of the Subaccounts. Of such charge, approximately 0.85% is for assuming the mortality risk and 0.4% is for assuming the expense risk.

     First Investors Life guarantees that it will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deductions prove more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose, including the payment of expenses of distributing the Contracts, and will not remain in Separate Account D.

     Administrative Charge. First Investors Life deducts an amount equal on an annual basis to .15% of the daily net asset value of the Subaccounts as an administrative charge. This charge will not be increased during the term of any Contract.

     Contract Maintenance Charge. On the last business day of each Contract Year or on the date of surrender of the Contract, if earlier, the Company deducts a $30.00 Contract Maintenance Charge from the Accumulated Value, provided that in no case will this charge exceed 2% of such value. It will be charged against the Accumulated Value by proportionately reducing the number of Accumulation Units held on that date with respect to each active Subaccount of Separate Account D. This charge will not be increased during the term of any Contract.

     Other Charges. Some states assess Premium taxes which presently range from 0% to 2.35% at the time purchase payments are made; others assess Premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any Premium taxes due at the time purchase payments are made and then deducts Premium taxes from the Accumulated Value of the Contract at the time of surrender, upon death of the Annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct Premium taxes when incurred. See "Appendix I" for Premium tax table.

     Expenses. There are deductions from and expenses paid out of the assets of the Funds that are described in the Prospectus for the Funds.

                           VARIABLE ANNUITY CONTRACTS

     This Prospectus offers individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. First Investors Life is offering the Contracts in states where it has the authority to issue the Contracts. The individual Deferred Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of the Subaccounts. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the Beneficiary designated by the Annuitant. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant."

     All or a portion of the Accumulated Value may be surrendered during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of Contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

     First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive Office, 95 Wall Street, New York, New York 10005.

Deferred Variable Annuities--Accumulation Period

     Crediting Accumulation Units. During the Accumulation Period, purchase payments on Deferred Variable Annuity Contracts are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for the Subaccounts is determined by dividing the purchase payment by the value of an Accumulation Unit for the Subaccount based upon the next computed value of an Accumulation Unit following receipt of the purchase payment by First Investors Life at its Executive Office or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for the Subaccount by the value of an Accumulation Unit for the Subaccount for the Valuation Period.

Annuity Period

     Commencement Date. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the Contract anniversary date following the Annuitant's 90th birthday. If no other date is elected, annuity payments will commence on the Contract anniversary date following the Annuitant's 90th birthday.

     If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

     Assumed Investment Rate. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of the respective Subaccount is at the annual rate of 3.5%, the variable annuity payments will be level. A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

     Annuity Options. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

     The material factors that determine the level of annuity benefits are (i) the value of a Contractowner's Individual Account determined in the manner described in this Prospectus before the Annuity Commencement Date, (ii) the Annuity Option selected by the Contractowner, (iii) the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date and, (iv) in the case of a variable annuity, the investment performance of the Subaccounts selected.

     On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - Life Annuity - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - Joint and Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

     Option 2b - Joint and Two-Thirds to Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Option 2c - Joint and One-Half to Survivor Life Annuity - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed - An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, any guaranteed annuity payments will be continued during the remainder at the selected period to the Beneficiary.

     Option 4 - Unit Refund Life Annuity - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of the Subaccount or Subaccounts as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to each Subaccount and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of the number of Annuity Units applicable under the Subaccount represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     Allocation of Annuity. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

     Death of Annuitant

     If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and notification of the Beneficiary's election to receive payment in either the form of a single sum settlement or an annuity option ("Notification"). The value of the Death Benefit will be determined as of the next computed value of the Accumulation Units following receipt of Due Proof of Death and Notification by First Investors Life at its Executive Office or other designated office.

   If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the amount of the Death Benefit will be paid within seven days of receipt of Due Proof of Death and Notification. In the event that only Due Proof of Death or Notification is received, the Death Benefit will remain invested in the Separate Account in accordance with the original investment choices of the Contractowner until both pieces of information are received by First Investors Life at its Executive Office or other designated office. If an Annuity Option is elected, the Beneficiary will have up to ninety days commencing with the date of receipt of Due Proof of Death and

Notification in which to select from among the available options. During the ninety day period, the Death Benefit will remain invested in the Separate Account in accordance with the original investment choices of the Contractowner. If such a selection is not made by the end of the ninety-day period, a single sum settlement will be made to the Beneficiary. If any Annuity Option is selected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of Due Proof of Death and Notification.

     The amount of the Death Benefit payable upon the death of the Annuitant will be the greatest of (1) the Accumulated Value on the date of receipt of Due Proof of Death and Notification at the Executive Office of First Investors Life or other designated office, (2) the Accumulated Value on the preceding Specified Contract Anniversary, increased by any additional purchase payments and decreased by any partial surrenders since that anniversary, or (3) the sum of all purchase payments made under the Contract, decreased by any partial surrenders. The Specified Contact Anniversary is every seventh contract anniversary (i.e., 7th, 14th, 21st, etc.).

     On receipt of Due Proof of Death of the Annuitant after Annuity Payments have begun under an Annuity Option, if any payments remain under the Option they will be paid to the Beneficiary as provided by the Option.

     Unless otherwise provided in the Beneficiary designation, if no Beneficiary
survives  the  Annuitant,   the  proceeds  will  be  paid  in  one  sum  to  the
Contractowner, if living; otherwise, to the Contractowner's estate.

     Surrender and Termination (Redemption) During the Accumulation Period

     A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the case of a partial surrender, the amount remaining after the surrender must be at least equal to First Investors Life's minimum amount rule then in effect (currently $5,000). In the event of the termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First
Investors Life or other designated office, pay to the Contractowner the Accumulated Value of the Contract less (1) any applicable CDSC, (2) the Contract Maintenance Charge and (3) any applicable Premium Taxes not previously deducted. For a more detailed discussion of these charges see "Purchases, Charges and Expenses." However, on a non-cumulative basis, the Contractowner may make partial surrenders during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments and not incur CDSC on this amount. Amounts surrendered pursuant to this Withdrawal Privilege will be deemed to be from Accumulated Values other than Purchase Payments.

     Any amount requested as a partial surrender shall be deducted from the Subaccount resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in the Subaccount. For any partial or full surrender, the deduction will be based upon the next computed value of an Accumulation Unit following receipt of a written request by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than seven days. However, First Investors Life may postpone such payment during any period when (a) trading on the NYSE is restricted as determined by the

Commission or the NYSE is closed for other than weekends and holidays, (b) the Commission has by order permitted such suspension or (c) any emergency, as defined by the rules of the Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State Premium tax consequences, see "Other Charge" and "Appendix I."

     Maturity Date Exchange Privilege. If this Contract is liquidated during the one-year period preceding its maturity date ("Annuity Commencement Date"), the proceeds can be used to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

Death of Contractowner

     If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under
Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Contractowner who dies is the one named in the original application for the Contract, the entire interest of that Contactowner in the Contract will be the same as if the Contractowner had been the Annuitant; if the Contractowner who dies is not the one named in the original application for the Contract, the entire interest of that Contractowner shall be the Accumulated Value of the Contract.

     If  the  death  of  the  Contractowner  occurs  on  or  after  the  Annuity
Commencement Date, the entire interest in the Contract will be distributed at least as rapidly as under the Annuity Option in effect on the date of death.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

     Ten-Day Revocation Right

     A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner (or longer as required by applicable state law), elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of the designated Subaccount(s). In those states where a full refund of premiums is required if the Contractowner elects to exercise to cancel the Contract under the ten-day revocation right, such Contractowner shall be entitled to a full refund of premiums paid upon such cancellation.

                           FEDERAL INCOME TAX STATUS

     The Contracts are designed for use by individuals who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis or through the following retirement plans qualified for special tax treatment under the Code (1) individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans.

     In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income credited to a Contractowner's Individual Account will accordingly be includable in the Contractowner's gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

     The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

     First Investors Life is taxed as a life insurance company under the Code. Since Separate Account D is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of the Subaccounts of Separate Account D, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Funds may realize net investment income and pay dividends and the Subaccounts of Separate Account D may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account D or the Contractowner.

     Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract , which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, will be excluded from gross income. The investment in the Contract is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made, in the case of variable annuity payments, and by the expected return, in the case of fixed annuity payments, to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion are taxable as ordinary income as provided in Section 72 of the Code.

     In order that the Contracts be treated as annuities for Federal income tax purposes, other than Contracts issued in connection with retirement plans that are qualified under the Code, Separate Account D must satisfy certain diversification requirements that are generally applicable to variable annuity contract segregated asset accounts under Subchapter L of the Code. Ownership by the Subaccounts of shares of the Funds will not fail the diversification requirements provided that each Fund is taxed as a regulated investment company under Subchapter M of the Code, and that each Fund meets such diversification requirements, and all shares of the Funds are owned only by the Subaccounts (and similar accounts of First Investors Life or other insurance companies), and access to the Funds is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund. The Adviser does not intend to sell any Fund shares it owns to the general public. It is expected that the Adviser will cause the assets of the Funds to be invested in a manner that complies with the asset diversification requirements.

     The tax law does not currently provide guidance as to circumstances in which a Contractowner may be said to have "control" over Separate Account D assets and thus be subject to current taxation on income credited to the Contractowner's Contract. The Treasury Department has said that it may provide such guidance by a ruling or regulation. It is not clear what this additional guidance would provide, nor whether it would be applied on a retroactive basis. First Investors Life reserves the right to amend the Contracts in any appropriate way and take other action necessary to avoid such current taxation.

     With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and
(iii) a 10 percent penalty will be assessed, subject to certain exceptions, on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

     In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same Contractowner during any calendar year will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any calendar year.

     Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

     The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (e.g., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (e.g., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

     A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect to have taxes withheld.

     Insurers are required to report all designated distribution payments to the Internal Revenue Service.

     With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under nonqualified plans.

     The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) individual retirement annuities and (2) pension and profit-sharing plans of corporations qualified under Section 401(a) or employee annuity programs described in Section 403(a) of the Code. The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distribution and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and Beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their special needs, and as to applicable Code limitations and tax consequences.

     It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

     For further information on performance calculations , see "Performance Information" in the Statement of Additional Information.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION

       Item                                                                Page
       ----                                                                ----
       General Description ...............................................    2
       Services ..........................................................    2
       Annuity Payments ..................................................    4
       Other Information .................................................    5
       Performance Information ...........................................    6
       Relevance of Financial Statements .................................    7
       Appendices ........................................................    8
       Financial Statements ..............................................   13

                                   APPENDIX I

                             STATE AND LOCAL TAXES*

Alabama ...................................................                1.00%
Alaska ....................................................                --
Arizona ...................................................                --
Arkansas ..................................................                --
California ................................................                2.35
Colorado ..................................................                --
Connecticut ...............................................                --
Delaware ..................................................                --
District of Columbia ......................................                2.25
Florida ...................................................                --
Georgia ...................................................                --
Illinois ..................................................                --
Indiana ...................................................                --
Iowa ......................................................                --
Kentucky ..................................................                2.00
Louisiana .................................................                --
Maryland ..................................................                --
Massachusetts .............................................                --
Michigan ..................................................                --
Minnesota .................................................                --

Mississippi ..............................................                 2.00%
Missouri .................................................                 --
Nebraska .................................................                 --
New Jersey ...............................................                 --
New Mexico ...............................................                 --
New York .................................................                 --
North Carolina ...........................................                 --
Ohio .....................................................                 --
Oklahoma .................................................                 --
Oregon ...................................................                 --
Pennsylvania .............................................                 --
Rhode Island .............................................                 --
South Carolina ...........................................                 --
Tennessee ................................................                 --
Texas ....................................................                 --
Utah .....................................................                 --
Virginia .................................................                 --
Washington ...............................................                 --
West Virginia ............................................                 1.00
Wisconsin ................................................                 --
Wyoming ..................................................                 1.00

----------
Note: The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

o    Includes local annuity Premium taxation.

First Investors Life
Variable Annuity
Fund D

---------------------------
Individual Variable
Annuity Contracts
---------------------------

Prospectus

---------------------------

July 8, 1997


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

To the left of the verticle line is the following language:

TABLE OF CONTENTS
-------------------------------------

Glossary of Special Terms ......................................    2
Fee Table ......................................................    3
General Description ............................................    5
Purchases, Charges and Expenses ................................   11
Variable Annuity Contracts .....................................   13
Federal Income Tax Status ......................................   19
Performance Information ........................................   22
Table of Contents of the
 Statement of Additional Information ...........................   23
Appendix I - State and Local Taxes .............................   23

First Investors Life Series Fund

95 Wall Street, New York, New York 10005/(212) 858-8200

     This is a Prospectus for First Investors Life Series Fund ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers eleven separate investment series, each of which has different investment objectives and policies: First Investors Life Blue Chip Fund ("Blue Chip Fund"), First Investors Life Cash Management Fund ("Cash Management Fund"), First Investors Life Discovery Fund ("Discovery Fund"), First Investors Life Government Fund ("Government Fund"), First Investors Life Growth Fund ("Growth Fund"), First Investors Life High Yield Fund ("High Yield Fund"), First Investors Life International Securities Fund ("International Securities Fund"), First Investors Life Investment Grade Fund ("Investment Grade Fund"), First Investors Life Target Maturity 2007 Fund ("Target Maturity 2007 Fund"), First Investors Life Target Maturity 2010 Fund ("Target Maturity 2010 Fund") and First Investors Life Utilities Income Fund ("Utilities Income Fund") (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

     Investments in a Fund are only available through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Purchase payments for the Contracts are also paid into a unit investment trust, First Investors Life Variable Annuity Fund D ("Separate Account D"). Separate Account B,
Separate Account C and Separate Account D ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in a Fund are used to fund benefits under the Policies and Contracts. Target Maturity 2007 Fund and Target Maturity 2010 Fund are only offered to Contractowners of Separate Account C and Separate Account D.

     An investment in Life Series Fund, including Cash Management Fund, is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Cash Management Fund will be able to maintain a stable net asset value of $1.00 per share. Investments by the High Yield Fund in high-yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those that would result from investment in higher-rated securities. See "High Yield Securities--Risk Factors."

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated April 30, 1997, as amended July 21, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.

     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
     OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
      OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                 The date of this Prospectus is April 30, 1997,
                            as amended July 21, 1997

     The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:

     Blue Chip Fund. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.

     Cash Management Fund. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

     Discovery Fund. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     Government Fund. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

     Growth Fund. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     High Yield Fund. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities"). Investments in High Yield Securities may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors."

     International Securities Fund. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     Investment Grade Fund. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.

     Target Maturity 2007 Fund. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2007.

     Target Maturity 2010 Fund. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2010.

     Target Maturity 2007 Fund and Target Maturity 2010 Fund each will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     As a result of the volatile nature of the market for zero coupon securities, the value of shares of Target Maturity 2007 Fund and Target Maturity 2010 Fund prior to each Fund's maturity may fluctuate significantly. Thus, to achieve a predictable return, investors should hold their investments in either of these two Funds until the Fund liquidates since the Fund's value changes daily with market conditions. Accordingly, any investor who redeems his or her shares prior to a Fund's maturity is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

     Utilities Income Fund. The primary investment objective of the Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

     Life Series Fund offers shares of each Fund to insurance company separate accounts that fund Policies and Contracts. Due to differences in tax treatment or other considerations, the interests of various Contract owners and Policy owners might at some point be in conflict. Life Series Fund currently does not foresee any such conflict. If such a conflict were to occur, one or more
Policies or Contracts offered by First Investors Life might be required to withdraw its investments in one or more Funds. This might force a Fund to sell securities at disadvantageous prices.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
                                 PER SHARE DATA
                        --------------------------------------------------------


                                                                                                  Less Distributions
                                                         Income from Investment Operations               from
                                                         ---------------------------------        ------------------

                                                                Net Realized
                                         Net Asset                       and
                                             Value          Net   Unrealized    Total from           Net
                                         ---------      Invest-  Gain (Loss)        Invest-       Invest-           Net        Total
                                         Beginning         ment           on           ment          ment      Realized      Distri-
                                         of Period       Income  Investments     Operations        Income         Gains      butions
------------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP

3/8/90* to 12/31/90 ................        $10.00         $.07        $(.02)         $ .05         $  --        $  --        $   --
1991 ...............................         10.05          .12         2.50           2.62           .05           --           .05
1992 ...............................         12.62          .16          .67            .83           .21           --           .21
1993 ...............................         13.24          .15          .97           1.12           .15           --           .15
1994 ...............................         14.21          .18         (.39)          (.21)          .08          .17           .25
1995 ...............................         13.75          .26         4.11           4.37           .19          .95          1.14
1996 ...............................         16.98          .22         3.31           3.53           .25          .49           .74

CASH MANAGEMENT **

1988 ...............................          1.00         .048           --           .048          .048           --          .048
1989 ...............................          1.00         .075           --           .075          .075           --          .075
1990 ...............................          1.00         .072           --           .072          .072           --          .072
1991 ...............................          1.00         .054           --           .054          .054           --          .054
1992 ...............................          1.00         .029           --           .029          .029           --          .029
1993 ...............................          1.00         .027           --           .027          .027           --          .027
1994 ...............................          1.00         .037           --           .037          .037           --          .037
1995 ...............................          1.00         .054           --           .054          .054           --          .054
1996 ...............................          1.00         .049           --           .049          .049           --          .049

DISCOVERY

1988 ...............................         10.02          .26          .10            .36            --           --            --
1989 ...............................         10.38          .19         2.19           2.38           .27          .09           .36
1990 ...............................         12.40          .14         (.78)          (.64)          .15          .90          1.05
1991 ...............................         10.71          .07         5.42           5.49           .18           --           .18
1992 ...............................         16.02           --         2.51           2.51           .03          .15           .18
1993 ...............................         18.35           --         3.92           3.92            --          .91           .91
1994 ...............................         21.36          .06         (.62)          (.56)           --          .94           .94
1995 ...............................         19.86          .11         4.62           4.73           .06         1.26          1.32
1996 ...............................         23.27          .13         2.66           2.79           .11          .89          1.00

*    Commencement of operations

**   Adjusted to reflect ten-for-one stock split on May 1, 1991.

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996.

++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

+++ Average commission rate (per share of security) as required by amended disclosure requirements effective for (a) fiscal years beginning on or after September 1, 1995.

(a)  Annualized

--------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                        --------------------------------------------------------

                                                                               Ratio to Average Net
                                                                                   Assets Before
                                                       Ratio to Average         Expenses Waived or
                                                        Net Assets +                 Assumed
                                                   ----------------------     ------------------------

 Net Asset                       Net Assets                           Net                       Net
     Value                           End of                       Invest-                    Invest-
 ---------         Total             Period                          ment                        ment       Portfolio    Average
    End of     Return ++                (in        Expenses        Income        Expenses      Income       Turnover    Commission
    Period            (%)         thousands)            (%)           (%)             (%)          (%)      Rate (%)    Rate +++
------------------------------------------------------------------------------------------------------------------------------------
    $10.05            .61(a)         $ 3,656             --          2.95(a)        1.92(a)       1.03(a)       15        $ N/A
     12.62          26.17             13,142           1.00          1.88           1.55          1.34          21          N/A
     13.24           6.67             23,765            .79          1.66            .86          1.60          40          N/A
     14.21           8.51             34,030            .88          1.27            N/A           N/A          37          N/A
     13.75          (1.45)            41,424            .88          1.49            N/A           N/A          82          N/A
     16.98          34.00             66,900            .86          1.91            N/A           N/A          26          N/A
     19.77          21.52            100,078            .84          1.39            N/A           N/A          45        .0692

      1.00           4.94                 33             --          4.99           7.68         (2.69)        N/A          N/A
      1.00           7.79              2,210             --          7.84           1.35          6.49         N/A          N/A
      1.00           7.49              8,203            .39          6.90           1.15          6.15         N/A          N/A
      1.00           5.71              9,719            .57          5.39            .93          5.03         N/A          N/A
      1.00           3.02              8,341            .79          2.99            .98          2.81         N/A          N/A
      1.00           2.70              4,243            .60          2.67           1.05          2.22         N/A          N/A
      1.00           3.77              3,929            .60          3.69           1.04          3.25         N/A          N/A
      1.00           5.51              4,162            .60          5.36           1.10          4.87         N/A          N/A
      1.00           5.00              4,297            .60          4.89           1.11          4.38         N/A          N/A

     10.38           3.59                125             --          3.80           3.10           .70         158          N/A
     12.40          23.62                283             --          2.43           4.78         (2.35)        231          N/A
     10.71          (5.47)               960             --          2.97           2.68           .28         104          N/A
     16.02          51.73              4,661            .70           .48           1.49          (.31)         93          N/A
     18.35          15.74             10,527            .91           .02           1.05          (.12)         91          N/A
     21.36          22.20             21,221            .87          (.03)           N/A           N/A          69          N/A
     19.86          (2.53)            30,244            .88           .36            N/A           N/A          53          N/A
     23.27          25.23             50,900            .87           .63            N/A           N/A          78          N/A
     25.06          12.48             70,899            .85           .63            N/A           N/A          98        .0689

--------------------------------------------------------------------------------
                                 PER SHARE DATA
                        --------------------------------------------------------


                                                                                                    Less Distributions
                                                           Income from Investment Operations               from
                                                           ---------------------------------        ------------------

                                                                  Net Realized
                                           Net Asset                       and
                                               Value          Net   Unrealized    Total from           Net
                                           ---------      Invest-  Gain (Loss)        Invest-       Invest-         Net      Total
                                           Beginning         ment           on           ment          ment    Realized    Distri-
                                           of Period       Income  Investments     Operations        Income       Gains    butions
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT

1/7/92* to 12/31/92 ..................        $10.00        $ .47        $ .51         $ .98         $ .33        $  --     $ .33
1993 .................................         10.65          .64          .02           .66           .70          .19       .89
1994 .................................         10.42          .79        (1.21)         (.42)          .25          .05       .30
1995 .................................          9.70          .66          .78          1.44           .62           --       .62
1996 .................................         10.52          .68         (.33)          .35           .68           --       .68

GROWTH

1988 .................................         10.02          .26          .51           .77            --           --        --
1989 .................................         10.79          .02         2.51          2.53           .18          .12       .30
1990 .................................         13.02          .16         (.55)         (.39)          .06           --       .06
1991 .................................         12.57          .17         4.15          4.32           .18           --       .18
1992 .................................         16.71          .08         1.41          1.49           .18         1.38      1.56
1993 .................................         16.64          .07          .93          1.00           .09          .10       .19
1994 .................................         17.45          .09         (.60)         (.51)           --          .21       .21
1995 .................................         16.73          .18         3.94          4.12           .09          .29       .38
1996 .................................         20.47          .18         4.68          4.86           .18          .59       .77

HIGH YIELD

1988 .................................         10.00          .74          .82          1.56            --           --        --
1989 .................................         11.56          .74         (.92)         (.18)          .56          .11       .67
1990 .................................         10.71         1.08        (1.79)         (.71)          .83           --       .83
1991 .................................          9.17         1.16         1.66          2.82          1.18           --      1.18
1992 .................................         10.81         1.11          .21          1.32          1.69           --      1.69
1993 .................................         10.44          .96          .88          1.84          1.12           --      1.12
1994 .................................         11.16          .87        (1.14)         (.27)          .31           --       .31
1995 .................................         10.58         1.00          .95          1.95           .96           --       .96
1996 .................................         10.57         1.02          .35          1.37          1.01           --      1.01

*    Commencement of operations

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996.

++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.


+++ Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

(a)  Annualized

--------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                        --------------------------------------------------------

                                                                                  Ratio to Average Net
                                                                                      Assets Before
                                                        Ratio to Average           Expenses Waived or
                                                         Net Assets +                     Assumed
                                                   ----------------------        ------------------------

 Net Asset                       Net Assets                           Net                         Net
     Value                           End of                       Invest-                     Invest-
 ---------         Total             Period                          ment                        ment     Portfolio       Average
    End of     Return ++                (in        Expenses        Income        Expenses      Income       Turnover   Commission
    Period            (%)         thousands)            (%)           (%)             (%)          (%)      Rate (%)     Rate +++
------------------------------------------------------------------------------------------------------------------------------------
    $10.65           9.95(a)       $   5,064            .03(a)       6.64(a)         .89(a)       5.79(a)      301        $ N/A
     10.42           6.35              8,234            .35          6.60            .84          6.11         525          N/A
      9.70          (4.10)             7,878            .35          6.74            .90          6.19         457          N/A
     10.52          15.63              9,500            .40          6.79            .93          6.26         198          N/A
     10.19           3.59              9,024            .60          6.75            .94          6.41         199          N/A

     10.79           7.68                 38             --          3.20           8.70         (5.50)         31          N/A
     13.02          24.00                570             --          2.91           5.21         (2.30)         24          N/A
     12.57          (2.99)             2,366             --          3.03           1.64          1.40          28          N/A
     16.71          34.68              7,743            .69          1.21           1.34           .55         148          N/A
     16.64           9.78             16,385            .76           .75           1.20           .30          45          N/A
     17.45           6.00             25,658            .91           .43            N/A           N/A          51          N/A
     16.73          (2.87)            32,797            .90           .60            N/A           N/A          40          N/A
     20.47          25.12             51,171            .88          1.11            N/A           N/A          64          N/A
     24.56          24.45             78,806            .85           .92            N/A           N/A          49        .0485

     11.56          15.60              4,565             --         13.22           1.32         11.90          46          N/A
     10.71          (1.76)            14,354             --         12.05            .88         11.17          22          N/A
      9.71          (5.77)            18,331             --         13.21            .91         12.30          35          N/A
     10.81          33.96             23,634            .53         11.95            .89         11.60          40          N/A
     10.44          13.15             24,540            .91         10.48            .96         10.43          84          N/A
     11.16          18.16             30,593            .91          9.49            N/A           N/A          96          N/A
     10.58          (1.56)            32,285            .88          9.43            N/A           N/A          50          N/A
     11.57          19.82             41,894            .87          9.86            N/A           N/A          57          N/A
     11.93          12.56             49,474            .85          9.43            N/A           N/A          34          N/A


--------------------------------------------------------------------------------
                                 PER SHARE DATA
                        --------------------------------------------------------


                                                                                                    Less Distributions
                                                           Income from Investment Operations               from
                                                           ---------------------------------        ------------------

                                                                  Net Realized
                                           Net Asset                       and
                                               Value          Net   Unrealized    Total from           Net
                                           ---------      Invest-  Gain (Loss)        Invest-       Invest-         Net      Total
                                           Beginning         ment           on           ment          ment    Realized    Distri-
                                           of Period       Income  Investments     Operations        Income       Gains    butions
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES
4/16/90* to 12/31/90 ..................       $10.00       $  .03       $  .34        $ .37      $    --     $   --     $  --
1991 ..................................        10.37          .09         1.49         1.58          .03        .05       .08
1992 ..................................        11.87          .15         (.28)        (.13)         .15        .22       .37
1993 ..................................        11.37          .10         2.41         2.51          .14         --       .14
1994 ..................................        13.74          .14         (.32)        (.18)         .05         --       .05
1995 ..................................        13.51          .19         2.25         2.44          .12        .25       .37
1996 ..................................        15.58          .18         2.12         2.30          .19        .50       .69

INVESTMENT GRADE

1/7/92* to 12/31/92 ...................        10.00          .43          .44          .87          .34         --       .34
1993 ..................................        10.53          .65          .49         1.14          .71        .01       .72
1994 ..................................        10.95          .67        (1.06)        (.39)         .16        .09       .25
1995 ..................................        10.31          .67         1.28         1.95          .53         --       .53
1996 ..................................        11.73          .72         (.42)         .30          .67         --       .67

TARGET MATURITY 2007

4/26/95* to 12/31/95 ..................        10.00          .26         2.00         2.26           --         --        --
1996 ..................................        12.26          .56         (.83)        (.27)         .23        .05       .28

TARGET MATURITY 2010

4/30/96* to 12/31/96 ..................        10.00          .26          .90         1.16           --         --        --

UTILITIES INCOME

11/15/93* to 12/31/93 .................        10.00          .01         (.07)        (.06)          --         --        --
1994 ..................................         9.94          .24         (.96)        (.72)         .03         --       .03
1995 ..................................         9.19          .28         2.46         2.74          .19         --       .19
1996 ..................................        11.74          .32          .78         1.10          .27         --       .27

*    Commencement of operations

+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996.

++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.

+++ Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

(a)  Annualized

--------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                        --------------------------------------------------------

                                                                                   Ratio to Average Net
                                                                                       Assets Before
                                                      Ratio to Average              Expenses Waived or
                                                       Net Assets +                      Assumed
                                                   ----------------------        ------------------------

 Net Asset                       Net Assets                           Net                         Net
     Value                           End of                       Invest-                     Invest-
 ---------         Total             Period                          ment                        ment     Portfolio      Average
    End of     Return ++                (in        Expenses        Income        Expenses      Income      Turnover   Commission
    Period            (%)         thousands)            (%)           (%)             (%)         (%)      Rate (%)     Rate +++
------------------------------------------------------------------------------------------------------------------------------------
    $10.37           5.21(a)          $3,946             --           .99(a)        3.43(a)      (2.43)(a)      29       $  N/A
     11.87          15.24              8,653           1.70           .75           2.27           .18          70          N/A
     11.37          (1.13)            12,246           1.03          1.55           1.38          1.20          36          N/A
     13.74          22.17             21,009           1.14           .97            N/A           N/A          37          N/A
     13.51          (1.29)            31,308           1.03          1.22            N/A           N/A          36          N/A
     15.58          18.70             41,012           1.02          1.42            N/A           N/A          45          N/A
     17.19          15.23             57,955           1.12          1.25            N/A           N/A          67        .0093

     10.53           8.91(a)           4,707            .23(a)       6.16(a)         .93(a)       5.46(a)       72          N/A
     10.95          10.93             10,210            .35          6.32            .85          5.82          64          N/A
     10.31          (3.53)            11,602            .37          6.61            .92          6.06          15          N/A
     11.73          19.69             16,262            .51          6.80            .91          6.40          26          N/A
     11.36           2.84             16,390            .60          6.47            .88          6.19          19          N/A

     12.26          22.60              9,860            .04(a)       6.25(a)         .87(a)       5.42(a)       28          N/A
     11.71          (2.16)            14,647            .60          6.05            .82          5.83          13          N/A

     11.16          11.60              2,195            .60(a)       6.05(a)         .98(a)       5.67(a)        0          N/A

      9.94          (4.66)(a)            494             --          1.46(a)        3.99(a)       (2.52)(a)      0          N/A
      9.19          (7.24)             4,720            .17          4.13            .95          3.35          31          N/A
     11.74          30.26             14,698            .41          4.23            .91          3.73          17          N/A
     12.57           9.57             24,108            .60          3.48            .86          3.22          45        .0707


                       INVESTMENT OBJECTIVES AND POLICIES

Blue Chip Fund

     Blue Chip Fund seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.

     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. S&P 500 companies tend to be the companies with larger capitalizations and histories of payment of dividends. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

     The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

Cash Management Fund

     Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     Cash Management Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

     Cash Management Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities ("Municipal Instruments"). See "Description of Certain
Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

     Cash Management Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier

Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Discovery Fund

     Discovery Fund seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

     The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

     Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

     Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."

     The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

Government Fund

     Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

     The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

     The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.

     For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

Growth Fund

     The investment objective of Growth Fund is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the New York Stock Exchange ("NYSE"). The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.

High Yield Fund

     High Yield Fund primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."

     The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.

     The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

     In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.

     The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

     Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

     A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

     Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

     The dollar weighted average of credit ratings (based on ratings by Moody's) of all bonds held by the Fund during the 1996 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

                                                          Comparable Quality of
                                                          Unrated Securities to
                                 Rated by Moody's        Bonds Rated by Moody's
                                 ----------------        ----------------------

      Ba                               9.94%                     0.0%
      B                               73.88                      0.16
      Caa                              0.46                      1.96
                                    -------                    ------
      Total                           84.28%                     2.12%

International Securities Fund

     International Securities Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign

Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

     The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

     The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies. See the SAI for further information concerning these securities.

Investment Grade Fund

     Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

     The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or

Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

     For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.

Target Maturity 2007 Fund
Target Maturity 2010 Fund

     Target Maturity 2007 Fund seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

     Target Maturity 2010 Fund seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity consistent with the preservation of capital.

     Each Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to Target Maturity 2007 Fund, these investments will mature no later than December 31, 2007 and, with respect to Target Maturity 2010 Fund, these investments will mature no later than December 31, 2010. December 31, 2007 and December 31, 2010 are herein collectively referred to as the "Maturity Date." On the Maturity Date, each Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

     Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

     A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

     Each Fund primarily  will purchase  three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.

     Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for Target Maturity 2007 Fund, zero coupon securities maturing beyond 2007, and, for Target Maturity 2010 Fund, zero coupon securities maturing beyond 2010; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

Utilities Income Fund

     The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

     The utility companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

     Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."

     The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations
(including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

     General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

Description of Certain Securities, Other Investment Policies and Risk Factors

     American Depository Receipts and Global Depository Receipts. Blue Chip Fund, International Securities Fund, Growth Fund, Utilities Income Fund and Discovery Fund may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. International Securities Fund and Growth Fund may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by each of the above Funds, as appropriate.

     Bankers'  Acceptances.  Each  Fund  may  invest  in  bankers'  acceptances.
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     Commercial Paper. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

     Debt  Securities--Risk  Factors.  The market  value of debt  securities  is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

     Deep Discount Securities. High Yield Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

     Eurodollar Certificates of Deposit. Cash Management Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

     Foreign Securities--Risk Factors. International Securities Fund, High Yield Fund and Discovery Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because none of these Funds intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Growth Fund may invest in securities issued by foreign companies that are denominated in U.S. currency. Risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

     International Securities Fund's and Discovery Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     High Yield Securities--Risk Factors. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

     Effect of Interest Rate and Economic Changes. High Yield Securities rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

     The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. High Yield Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

     Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

     The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

     Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

   Mortgage-Backed Securities

     Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

     GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

     Stripped Mortgage-Backed Securities. Government Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

     Risks  of  Mortgage-Backed   Securities.   Investments  in  mortgage-backed
securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile and even less liquid.

     Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

     Restricted and Illiquid Securities. Each Fund, other than Cash Management Fund, may invest up to 15% of its net assets in illiquid securities. Cash Management Fund may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser, as applicable, has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

     Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which Government Fund may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. Government Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

     Time Deposits. Cash Management Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     U.S. Government Obligations. Securities issued or guaranteed as to principal or interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services

Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

     Utilities Industry-Risk Factors. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

     Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

     Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

     Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

     Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.

     Variable Rate and Floating Rate Notes. Cash Management Fund may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

     Zero Coupon and Pay-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

     Zero Coupon Securities-Risk Factors. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the Target Maturity 2007 Fund and Target Maturity 2010 Fund may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

     Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of both the Target Maturity 2007 Fund and Target Maturity 2010 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Other Investment Policies -- Portfolio Turnover

     The increase in interest rates during 1996 caused the Government Fund's portfolio to be restructured during the year. In particular, increasing rates decreased prepayments on mortgage-backed securities, causing their durations to increase. In order to offset the increase in duration, the Government Fund adjusted its holdings in mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1996 of 199%. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The Target Maturity 2010 Fund currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.

                                HOW TO BUY SHARES

     Investments in a Fund are only available through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. Purchase payments for the Contracts are also paid into a unit investment trust, Separate Account D. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.

                              HOW TO REDEEM SHARES

     Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value, less any applicable contingent deferred sales charge, of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

     Board of Trustees. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

     Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for International Securities Fund and Growth Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

     As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1996, the advisory fees were 0.75% of average daily net assets for each of Blue Chip Fund, Discovery Fund, Growth Fund, High Yield Fund and International Securities Fund, 0.60% of average daily net assets, net of waiver, for each of Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund and Utilities Income Fund and 0.40% of average daily net assets for Target Maturity 2010 Fund.

     Subadviser. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

     WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC held investment management authority with respect to approximately $133 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 84 registered investment companies or series of such companies, with net assets of approximately $90 billion as of December 31, 1996. WMC is not affiliated with the Adviser or any of its affiliates.

     For the fiscal year ended December 31, 1996, the Subadviser's fees amounted to 0.31% of Growth Fund's average daily net assets and 0.40% of International Securities Fund's average daily net assets, all of which was paid by the Adviser and not by the Funds.

     Portfolio Managers. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the Discovery Fund since 1988. Since February 1997, the Blue Chip Fund has been co-managed by Ms. Poitra and Dennis T. Fitzpatrick. From October 1994 to February 1997, Ms. Poitra had primary responsibility for the day-to-day management of the Blue Chip Fund. Ms. Poitra and Mr. Fitzpatrick also co-manage the Blue Chip Fund of Executive Investors Trust and the Blue Chip Fund of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Special Situations Fund and the equity portion of the Total Return Fund, series of First Investors Series Fund, and the U.S.A. Mid-Cap

Opportunity Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.

     George V. Ganter has been Portfolio Manager for High Yield Fund since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. He has been Portfolio Manager for First Investors Special Bond Fund, Inc. since 1986 and Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund since 1989.

     Margaret R. Haggerty is Portfolio Manager for Utilities Income Fund. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

     Since late May 1997, the Investment Grade Fund has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. From its inception to May 1997, Ms. Jones has primarily responsibility for the day-to-day management of the Investment Grade Fund. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been co manager of the Investment Grade Fund of First Investors Series Fund since May 1997 and has managed the fixed income corporate securities portion of Total Return Fund of First Investors Series Fund since 1992.

     Since October 1995, Clark D. Wagner has been primarily responsible for the day-to-day management of the Government Fund and the Target Maturity 2007 Fund. Mr. Wagner has also been primarily responsible for the day-to-day management of Target Maturity 2010 Fund since its inception in 1996. Mr. Wagner has also been co-manager of the Investment Grade Fund since May 1997. Since he joined FIMCO in 1991, Mr. Wagner has been Portfolio Manager for all of the First Investors municipal bond funds. Mr. Wagner also is responsible for the day-to-day management of First Investors Government Fund, Inc. and is co-manager of the Investment Grade Fund of First Investors Series Fund. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

     Since  August  1995,  WMC's  Growth  Investment  Team,  a group  of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the Growth Fund.

     Since April 1, 1994, International Securities Fund has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstad was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The investments in Cash Management Fund, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are generally declared and paid annually by each Fund, other than Cash Management Fund. Dividends from net investment income are generally declared daily and paid monthly by Cash Management Fund. For the purposes of determining dividends, the net investment income of each Fund, other than Cash Management Fund, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of Cash Management Fund consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than Cash Management Fund, which does not anticipate realizing any such gain. International Securities Fund and High Yield Fund also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES

     Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for International Securities Fund and High Yield Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

     Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B, C and D for information as to the tax status of those accounts and the holders of the Contracts or Policies.

     Each  Fund   intends  to  continue  to  comply  with  the   diversification
requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B, C and D -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B, C and D -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B, C and D.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

     Organization. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into eleven separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the International Securities Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the International Securities Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

     Performance. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

     Shareholder Inquiries. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

     Annual and Semi-Annual Reports to Shareholders. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1.   Likelihood of  default-capacity  and  willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS
================================================================================

Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................   12
How to Buy Shares .........................................................   32
How to Redeem Shares ......................................................   32
Management ................................................................   32
Determination of Net Asset Value ..........................................   34
Dividends and Other Distributions .........................................   35
Taxes .....................................................................   35
General Information .......................................................   36
Appendix A ................................................................   37



Investment Adviser                               Custodians
First Investors Management                       The Bank of New York
  Company, Inc.                                  48 Wall Street
95 Wall Street                                   New York, NY  10286
New York, NY  10005

                                                 Brown Brothers
                                                    Harriman & Co.
Subadviser                                       40 Water Street
Wellington Management                            Boston, MA  02109
  Company, LLP
75 State Street                                  Auditors
Boston, MA  02109                                Tait, Weller & Baker
                                                 Two Penn Center Plaza
Transfer Agent                                   Philadelphia, PA  19102-1707
Administrative Data
  Management Corp.                               Legal Counsel
581 Main Street                                  Kirkpatrick & Lockhart LLP
Woodbridge, NJ  07095-1198                       1800 Massachusetts Avenue, N.W.
                                                 Washington, D.C.  20036


This Prospectus is intended to constitute an offer by Life Series Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by Life Series Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Life Series Fund
----------------------------
Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund

Prospectus

----------------------------

April 30, 1997,
as amended
July 21, 1997

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   OFFERED BY

                     FIRST INVESTORS LIFE INSURANCE COMPANY

             Statement of Additional Information dated July 8, 1997


     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Variable Annuity Fund D, dated July 8, 1997, which may be obtained at no cost by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005, or by telephoning (212) 858-8200.


                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

General Description .................................................    2
Services ............................................................    2
Annuity Payments ....................................................    4
Other Information ...................................................    5
Performance Information .............................................    6
Relevance of Financial Statements ...................................    7
Appendices ..........................................................    8
Financial Statements ................................................   13

                               GENERAL DESCRIPTION

     First Investors Life Insurance Company. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Fund ("Life Series Fund"). Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

     Separate Account D. First Investors Life Variable Annuity Fund D ("Separate Account D") was established on April 8, 1997 under the provisions of the New York Insurance Law. The assets of Separate Account D are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account D is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account D.

     The assets of each Subaccount of Separate Account D are invested at net asset value in shares of the corresponding series (each a "Fund" and collectively "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of Life Series Fund. The eleven Funds of Life Series Fund may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund, First Investors Life Target Maturity 2007 Fund, First Investors Life Target Maturity 2010 Fund and First Investors Life Utilities Income Fund.

                                    SERVICES

     Custodian. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account D. The assets of the Subaccounts of Separate Account D are held by United States Trust Company of New York, 114 W. 47th Street, New York, New York 10036 under a safekeeping arrangement. Under the terms of a Safekeeping Agreement dated December 13, 1979 between First Investors Life and United States Trust Company of New York, securities and similar investments of the Subaccounts of Separate Account D shall be deposited in the safekeeping of United States Trust Company of New York. First Investors Life is responsible for the payment of all expenses of, and compensation to, United States Trust Company of New York in such amounts as may be agreed upon from time to time.

     Independent Public Accountants. Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, PA 19102, independent certified public accountants, has been selected as the independent accountants for Separate Account D. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account D which is set by the Audit Committee of the Board of Directors of First Investors Life.

     Adviser. Investment advisory services to each Fund are provided by First Investors Management Company, Inc., 95 Wall Street, New York, NY 10005 pursuant to an Investment Advisory Agreement dated June 13, 1994 (the "Advisory Agreement"). The Advisory Agreement was approved, with respect to each Fund, by Life Series Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, in person at a meeting called for such purpose and by the shareholders of each Fund.

     Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's, other than Growth Fund and International Securities Fund, portfolio transactions and supervise all aspects of each Fund's operations, subject to review by Life Series Fund's Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and each Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of a Fund, such as shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

     Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                       Annual
Average Daily Net Assets                                               Rate
------------------------                                              --------

Up to $250 million ..........................................          0.75%
In excess of $250 million up to $500 million ................          0.72
In excess of $500 million up to $750 million ................          0.69
Over $750 million ...........................................          0.66

This fee is calculated separately for each Fund.

     Subadviser. Investment subadvisory services are provided to Growth Fund and International Securities Fund by Wellington Management Company, LLP ("WMC" or "Subadviser") pursuant to a Subadvisory Agreement dated June 13, 1994 (the "Subadvisory Agreement"). The Subadvisory Agreement was approved, with respect to each Fund, by Life Series Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, in person at a meeting called for such purpose and by the shareholders of Growth Fund and International Securities Fund. The Subadvisory Agreement provides that WMC shall manage the investment operations of each Fund subject to the oversight and supervision of the Adviser and the Board of Trustees.

     Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of each Fund allocated to WMC up to and including $50 million; 0.275% of such average daily net assets in excess of $50 million up to and including $150 million, 0.225% of such average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of such average daily net assets in excess of $500 million. This fee is calculated separately for each Fund.

     Underwriter. First Investors Life and Separate Account D have entered into an Underwriting Agreement with First Investors Corporation. FIC, an affiliate of First Investors Life, and of the Adviser, has its principal business address at 95 Wall Street, New York, New York 10005.


     The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

                                ANNUITY PAYMENTS

     Value of an Accumulation Unit. For each Subaccount of Separate Account D, the value of an Accumulation Unit was arbitrarily initially set at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, expenses and deductions of certain charges affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

     Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)  is the net result of:

     (1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks and administration. Such factor is equal on an annual basis to 1.40% of the daily net asset value of the applicable Subaccount. This percentage represents approximately a 0.85% charge for the mortality risk assumed, a 0.4% charge for the expense risk assumed, and a 0.15% charge for administration.

     The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

     Value of an Annuity Unit. For each Subaccount of Separate Account D, the value of an Annuity Unit was arbitrarily initially set at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum, which is assumed in the Annuity Tables contained in the Contract. (For an illustration of this calculation, see Appendix III, Example A.)

     Amount of Annuity Payments. When annuity payments are to commence, the Accumulated Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date by the number of Accumulation Units owned. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time, any applicable Premium taxes not previously deducted will be deducted from the Accumulated Value to determine the Net Accumulated Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contract contains a formula for determining the adjusted age, and the Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed 5 years by which the year of birth is later than 1900. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

     The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

     A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

                                OTHER INFORMATION

     Time of Payments. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Funds is not reasonably practical or it is not reasonably practical to determine the value of the Funds' net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

     Reports to Contractowners. First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of Life Series Fund will be mailed to each Contractowner.

     Assignment. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned.

                             PERFORMANCE INFORMATION

     Separate Account D may advertise the performance of the Subaccounts in various ways.

     The yield for a Subaccount (other than Cash Management Subaccount) is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of net investment income earned by the Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of Accumulation Units of the Subaccount outstanding during the base period and (B) the pricnet asset value per Accumulation Unit on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Subaccount's yield. For this calculation, interest earned on debt obligations held by the underlying Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     A Subaccount's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

          T=[(ERV/P)^1/n]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

          [ERV-P]/P = TOTAL RETURN

     In providing such performance data, each Subaccount will assume the payment of the applicable CDSC imposed on a surrender of purchase payments for the applicable period and the payment of applicable Mortality and Expense Risk and administrative charges of 1.40% ("P"). Each Subaccount will assume that during the period covered all dividends and capital gain distributions are paid at net asset value per Accumulation Unit, and that the investment is redeemed at the end of the period.

     Return information may be useful to investors in reviewing a Subaccount's performance. However, the total return and average annual total return will fluctuate over time and the return figures for any given past period is not an indication or representation by Separate Account D of future rates of return of any Subaccount

     At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the corresponding Subaccount's total return, average annual total return and yield during the period of the waiver or reimbursement.

     Each Subaccount may include in advertisements and sales literature, examples, information and statistics that illustrate the effect of taxable versus tax-deferred compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional Accumulation Units. The examples may include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, Section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by any Subaccount of past or future yield or return of any of the Subaccounts.

     From time to time, in reports and promotional literature, Separate Account D may compare the performance of its Subaccounts to, or cite the historical performance of, other variable annuities. The performance rankings and ratings of variable annuities reported in L-VIPPAS, a monthly publication for insurance companies and money managers published by Lipper Analytical Services, Inc. and in Morningstar Variable Annuity Performance Report, also a monthly publication published by Morningstar, Inc., may be used. Additionally, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES, CHANGING TIMES, FORTUNE, NATIONAL UNDERWRITER, etc., may also be used. Quotations from articles appearing in daily newspaper publications such as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE NEW YORK DAILY NEWS may be cited.

     Determination of Current and Effective Yield. Separate Account D provides current yield quotations for the Cash Management Subaccount based on the underlying Fund's daily dividends. The underlying Fund declares dividends from net investment income daily and pays them monthly.

     For purposes of current yield quotations, dividends per Accumulation Unit for a seven-day period are annualized (using a 365-day year basis) and divided by the average value of an Accumulation Unit for the seven-day period.

     The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing the Cash Management Subaccount's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

     In addition to providing current yield quotations, Separate Account D provides effective yield quotations for the Cash Management Subaccount for a base period return of seven days. An effective yield quotation is determined by a formula which requires the compounding of the unannualized base period return. Compounding is computed by adding 1 to the unannualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

                        RELEVANCE OF FINANCIAL STATEMENTS

     The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                   APPENDICES

                                   APPENDIX I

                                    EXAMPLE A
                    Formula and Illustration for Determining the Net Investment Factor of a Subaccount
                              of Separate Account D


Net Investment Factor = (A + B /C)- D

Where:

A = The Net Asset Value of a Fund share as of the end of the current
    Valuation Period.
    Assume............................................................................. =        $8.51000000
B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
    Assume............................................................................. =                  0
C = The Net Asset Value of a Fund share at the end of the immediately preceding Valuation Period.
    Assume............................................................................. =        $8.39000000
D = The daily deduction for charges for mortality and expense risks and administration, which totals 1.4% on an annual basis.
    On a daily basis................................................................... =          .00003836

Then, the Net Investment Factor = (8.51000000 + 0 /8.39000000) - .00003836 ............ =         1.01426438


                                    EXAMPLE B
                    Formula and Illustration for Determining
                     Accumulation Unit Value of a Subaccount
                              of Separate Account D

Accumulation Unit Value = A x B
Where:

A = The Accumulation Unit Value for the immediately preceding Valuation
    Period.
    Assume............................................................................. =        $1.46328760
B = The Net Investment Factor for the current Valuation Period.
    Assume............................................................................. =         1.01426438

Then, the Accumulation Unit Value = $1.46328760 x 1.01426438........................... =         1.48416049

                                   APPENDIX II

                                    EXAMPLE A
                    Formula and Illustration for Determining
                           Death Benefit Payable Under
                    Annuity Option 4-Unit Refund Life Annuity

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable= (A/B)-(CxD), if A/B is  greater than CxD

Where:

A = The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
    Assume............................................................................ =         $20,000.00

B = The Annuity Unit Value at the Annuity Commencement Date.
    Assume............................................................................ =        $1.08353012

C = The number of Annuity Units represented by each payment made.
    Assume............................................................................ =       116.61488844

D = The total number of monthly Variable Annuity Payments made prior to the Annuitant's death.
    Assume............................................................................ =                 30

Then the number of Annuity Units Payable:

                 ($20,000.00/ $1.08353012) - (116.61488844 x 30)

                  =   18,458.18554633  -  3,498.44665320

                  =   14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

     14,959.73889313 x $1.12173107 = $16,780.80

                                  APPENDIX III

                                    EXAMPLE A

                    Formula and Illustration for Determining
                              Annuity Unit Value of
                               Separate Account D

Annuity Unit Value = A x B x C

Where:

A = Annuity Unit Value of the immediately preceding Valuation Period.
    Assume............................................................................ =        $1.10071211

B = Net Investment Factor for the Valuation Period for which the Annuity
    Unit is being calculated.
    Assume............................................................................ =         1.00083530

C = A factor to neutralize the assumed interest rate of 3 1/2% built into the Annuity Tables used.
    Daily factor equals............................................................... =         0.99990575

Then, the Annuity Value is:

     $1.10071211 x 1.00083530 x 0.99990575 = $1.10152771


                                    EXAMPLE B

                    Formula and Illustration for Determining
              Amount of First Monthly Variable Annuity Payment from
                               Separate Account D

First Monthly Variable Annuity Payment =    (A / $1,000) x B


Where:

A = The Net Accumulated Value allocated to Separate Account D for the
    Valuation Date on or immediately  preceding the seventh day before the
    Annuity Commencement Date.
    Assume............................................................................ =         $20,000.00

B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and  adjusted  age of the  Annuitant  according to the Annuity
    Tables contained in the Contract.
    Assume............................................................................ =              $6.40

Then, the first Monthly Variable Payment = ($20,000 / $1,000) x $6.40 = $128.00

                                    EXAMPLE C

                    Formula and Illustration for Determining
               the Number of Annuity Units for Separate Account D
              Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units = (A / B)

Where:

A = The dollar amount of the first monthly Variable Annuity Payment.
    Assume............................................................................ =            $128.00

B = The Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date.
    Assume............................................................................ =        $1.09763000

Then, the number of Annuity Units = ($128.00 / $1.09763000) = 116.61488844

                                    EXAMPLE D

                    Formula and Illustration for Determining
              the Amount of Second and Subsequent Monthly Variable
                    Annuity Payments From Separate Account D

Second Monthly Variable Annuity Payment = A x B

Where:

A = The Number of Annuity  Units  represented  by each monthly  Variable
        Annuity Payment.
        Assume............................................................................ =       116.61488844

B = The Annuity  Unit Value for the  Valuation  Date on or  immediately preceding  the  seventh  day  before  the date on which the second (or subsequent) Variable Annuity Payment is due.
        Assume............................................................................ =        $1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42


The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

                           Financial Statements as of
                                December 31, 1996

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York

     We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 24, 1997

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS

                                     ASSETS


                                                       DECEMBER 31, 1996       DECEMBER 31,1995
                                                       -----------------       ----------------
Investments (note 2):
  Available-for-sale securities.........................  $114,011,891          $ 113,815,086
  Held-to-maturity securities...........................     5,549,214              5,942,604
  Short term investments................................     7,667,491              5,160,201
  Policy loans..........................................    18,865,648             17,016,692
                                                          ------------           ------------

     Total investments..................................   146,094,244            141,934,583

Cash ...................................................       901,980              1,189,030
Premiums and other receivables, net of allowances of
  $30,000 in 1996 and 1995..............................     3,998,210              4,334,595
Accrued investment income...............................     2,903,566              2,833,561
Deferred policy acquisition costs (note 6)..............    17,547,129             17,318,214
Deferred Federal income taxes (note 7)..................       934,000                 12,000
Furniture, fixtures and equipment, at cost, less
  accumulated depreciation of $925,736 in 1996 and
   $800,593 in 1995.....................................       146,078                236,736
Other assets............................................       136,302                123,509
Separate account assets.................................   465,456,848            344,568,486
                                                          ------------           ------------

     Total assets.......................................  $638,118,357           $512,550,714
                                                          ============           ============


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)..................  $113,295,474           $113,374,173
Claims and other contract liabilities...................    12,190,281             11,289,108
Accounts payable and accrued liabilities................     3,730,943              4,150,250
Separate account liabilities............................   464,852,507            343,956,938
                                                          ------------           ------------

     Total liabilities..................................   594,069,205            472,770,469
                                                          ------------           ------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares.................     2,538,163              2,538,163
Additional paid in capital..............................     6,496,180              6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2)...................................       644,000              1,878,000
Retained earnings ......................................    34,370,809             28,867,902
                                                          ------------           ------------

     Total stockholder's equity.........................    44,049,152             39,780,245
                                                          ------------           ------------

     Total liabilities and stockholder's equity.........  $638,118,357           $512,550,714
                                                          ============           ============



See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME

                                                              YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                          DECEMBER 31, 1996    DECEMBER 31,1995   DECEMBER 31,1994
                                                          -----------------    ----------------   ----------------
REVENUES
  Policyholder fees...................................       $ 22,955,165       $ 19,958,420       $ 16,433,269
  Premiums............................................          6,725,329          7,293,719          7,630,182
  Investment income (note 2)..........................          9,771,389          9,363,212          8,835,356
  Realized gain (loss) on investments.................           (221,025)           373,582           (259,987)
  Other income........................................            704,678            835,703            701,355
                                                             ------------       ------------       ------------

     Total income.....................................         39,935,536         37,824,636         33,340,175
                                                             ------------       ------------       ------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         12,912,810         13,027,516         14,297,499
  Dividends to policyholders..........................            964,913            954,384            910,754
  Amortization of deferred acquisition costs (note 6).          1,454,408          1,672,429          1,573,216
  Commissions and general expenses....................         16,287,498         15,773,968         13,513,644
                                                             ------------       ------------       ------------

     Total benefits and expenses......................         31,619,629         31,428,297         30,295,113
                                                             ------------       ------------       ------------

Income before Federal income tax .....................          8,315,907          6,396,339          3,045,062

Federal income tax (note 7):
  Current.............................................          3,099,000          2,553,000            838,000
  Deferred............................................           (286,000)          (376,000)          (352,000)
                                                             ------------       ------------       ------------

                                                                2,813,000          2,177,000            486,000
                                                             ------------       ------------       ------------


Net Income............................................       $  5,502,907       $  4,219,339       $  2,559,062
                                                             ============       ============       ============

Income per share, based on 534,350 shares outstanding
                                                             $      10.30       $       7.90       $       4.79
                                                             ============       ============       ============


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY


                                                               YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31,1996     DECEMBER 31,1995   DECEMBER 31, 1994
                                                         ----------------     ----------------   -----------------
Balance at beginning of year..............................   $ 39,780,245         $ 31,196,906      $ 34,173,844
Net income................................................      5,502,907            4,219,339         2,559,062
Increase (decrease) in unrealized holding gains on
  available-for-sale securities...........................     (1,234,000)           4,364,000        (5,536,000)
                                                             ------------        -------------      ------------
Balance at end of year....................................   $ 44,049,152         $ 39,780,245      $ 31,196,906
                                                             ============        =============      ============

                            STATEMENTS OF CASH FLOWS

                                                               YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31,1996     DECEMBER 31,1995   DECEMBER 31, 1994
                                                         ----------------     ----------------   -----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received..........................  $ 22,925,131       $  19,374,522       $  16,433,269
     Premiums received...................................     6,413,009           6,895,096           7,366,276
     Amounts received on policyholder accounts...........   105,489,481          87,156,662          63,526,544
     Investment income received..........................     9,964,169           9,360,894           8,886,847
     Other receipts......................................        55,779              69,621              46,581
     Benefits and contract liabilities paid..............  (117,321,389)       (101,642,156)        (75,131,594)
     Commissions and general expenses paid...............   (20,857,687)        (18,176,870)        (15,252,935)
                                                           ------------       -------------       -------------

     Net cash provided by (used for) operating
        activities.......................................     6,668,493           3,037,769           5,874,988
                                                           ------------       -------------       -------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........    39,062,702          58,755,827          36,751,082
     Purchase of investment securities...................   (44,134,604)        (58,622,646)        (42,164,770)
     Purchase of furniture, equipment and other
        assets...........................................       (34,485)           (128,442)            (67,121)
     Net increase in policy loans........................    (1,848,956)         (2,330,591)         (1,801,780)
     Investment in Separate Account .....................          (200)           (500,000)                 --
                                                           ------------       -------------       -------------

     Net cash provided by (used for) investing
        activities.......................................    (6,955,543)         (2,825,852)         (7,282,589)
                                                           ------------       -------------       -------------

     Net increase (decrease) in cash.....................      (287,050)            211,917          (1,407,601)

Cash
  Beginning of year .....................................     1,189,030             977,113           2,384,714
                                                           ------------       -------------       -------------
  End of year............................................  $    901,980       $   1,189,030       $     977,113
                                                           ============       =============       =============


The Company received a refund of Federal income tax of $102,000 in 1995 and paid Federal income tax of $3,243,000 in 1996, $2,125,000 in 1995 and $1,368,000 in
1994.

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS


                                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                       1996           1995           1994
                                                                                   -----------    -----------    -----------

Reconciliation of net income to net cash provided by (used for) operating activities:

         Net income ............................................................   $ 5,502,907    $ 4,219,339    $ 2,559,062

         Adjustments to reconcile  net income to net cash provided by (used for)
              operating activities:
            Depreciation and amortization ......................................       130,924        141,121        122,199
            Amortization of deferred policy
               acquisition costs ...............................................     1,454,408      1,672,429      1,573,216
Realized investment (gains) losses .............................................       221,025       (373,582)       259,987
            Amortization of premiums and discounts on
              investments ......................................................       262,785        237,472        287,340
            Deferred Federal income taxes ......................................      (286,000)      (376,000)      (352,000)
            Other items not requiring cash - net ...............................         6,794       (112,268)          (149)

         (Increase) decrease in:
            Premiums and other receivables, net ................................       336,385       (433,106)    (1,055,910)
            Accrued investment income ..........................................       (70,005)      (239,790)      (235,849)
            Deferred policy acquisition costs, exclusive
              of amortization ..................................................    (1,275,323)    (1,117,752)    (1,138,988)
            Other assets .......................................................       (18,574)        64,490        (30,882)

         Increase (decrease) in:
            Policyholder account balances ......................................       (78,699)    (1,882,591)     2,719,458
            Claims and other contract liabilities ..............................       901,173        551,392        503,025
            Accounts payable and accrued liabilities ...........................      (419,307)       686,615        664,479
                                                                                   -----------    -----------    -----------

                                                                                   $ 6,668,493    $ 3,037,769    $ 5,874,988
                                                                                   ===========    ===========    ===========


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Basis of Financial Statements

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

(a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

(b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;

(c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

(d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

(e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

     (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

     (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation.

     (c) Investments. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in three separate categories and accounted for as follows:

     HELD-TO-MATURITY SECURITIES

          Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

     TRADING SECURITIES

          Debt and equity securities that are held principally for the purpose of selling such securities in the near term are recorded at fair value with unrealized gains and losses included in earnings.

     AVAILABLE-FOR-SALE SECURITIES

          Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

     Short term investments are reported at market value which approximates cost.

     Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                           YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31,1996   DECEMBER 31, 1995     DECEMBER 31,1994
                                                       ----------------   -----------------     ----------------

Interest on fixed maturities......................        $  8,559,429        $  8,243,748        $  8,091,627
Interest on short term investments................             410,930             451,475             225,682
Interest on policy loans..........................           1,151,681             973,242             886,465
Dividends on equity securities....................              43,756              58,305              10,220
                                                          ------------        ------------        ------------

     Total investment income......................          10,165,796           9,726,770           9,213,994
     Investment expense...........................             394,407             363,558             378,638
                                                          ------------        ------------        ------------

Net investment income.............................        $  9,771,389        $  9,363,212        $  8,835,356
                                                          ============        ============        ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The amortized cost and estimated market values of investments at December 31, 1996 and 1995 are as follows:

                                                              GROSS         GROSS         ESTIMATED
                                               AMORTIZED    UNREALIZED    UNREALIZED        MARKET
                                                 COST         GAINS        LOSSES           VALUE
                                             ------------   ----------   ------------   ------------
Available-For-Sale Securities
December 31, 1996
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ..........................   $ 41,254,552   $  569,803   $    157,020   $ 41,667,335
  Debt Securities issued by
   States of the U.S. ....................      5,525,022           --        172,264      5,352,758
  Corporate Debt Securities ..............     56,013,590    1,217,747        297,752     56,933,585
  Other Debt Securities ..................      9,952,727      133,266         27,780     10,058,213
                                             ------------   ----------   ------------   ------------
                                             $112,745,891   $1,920,816   $    654,816   $114,011,891
                                             ============   ==========   ============   ============

December 31, 1995
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies ..........................   $ 40,056,913   $1,459,984   $         --   $ 41,516,897
  Debt Securities issued by
   States of the U.S. ....................      9,067,445      215,464         10,295      9,272,614
  Corporate Debt Securities ..............     53,636,330    1,872,502        121,193     55,387,639
  Equity Securities ......................        500,000       55,000             --        555,000
  Other Debt Securities ..................      7,010,398       78,876          6,338      7,082,936
                                             ------------   ----------   ------------   ------------
                                             $110,271,086   $3,681,826   $    137,826   $113,815,086
                                             ============   ==========   ============   ============

     At December 31, 1996 and 1995, the Company recognized "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of $644,000 and $1,878,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($1,234,000), $4,364,000 and ($5,536,000) for 1996, 1995 and 1994, respectively is reported as a separate component of stockholders' equity.

Held-To-Maturity Securities
December 31,1996

U.S. Treasury Securities and obligations
 of U.S. Government Corporations
 and Agencies ............................  $3,439,214  $   36,945  $   10,944  $3,465,215
Corporate Debt Securities ................   2,000,000        --        66,200   1,933,800
Other Debt Securities ....................     110,000        --          --       110,000
                                            ----------  ----------  ----------  ----------
                                            $5,549,214  $   36,945  $   77,144  $5,509,015
                                            ==========  ==========  ==========  ==========

December 31,1995

U.S. Treasury Securities and obligations
 of U.S. Government Corporations
 and Agencies ............................  $3,332,604  $  120,983  $     --    $3,453,587
Corporate Debt Securities ................   2,000,000        --        40,412   1,959,588
Other Debt Securities ....................     610,000        --          --       610,000
                                            ----------  ----------  ----------  ----------
                                            $5,942,604  $  120,983  $   40,412  $6,023,175
                                            ==========  ==========  ==========  ==========

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     The amortized cost and estimated market value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                       HELD TO MATURITY                 AVAILABLE FOR SALE
                                                 AMORTIZED        ESTIMATED        AMORTIZED         ESTIMATED
                                                   COST          MARKET VALUE        COST          MARKET VALUE
                                                ----------       ----------      ------------     ------------
Due in one year or less.......................  $  100,000       $  100,000      $  2,359,443     $  2,368,650
Due after one year through five years.........     267,660          265,400        36,423,615       36,855,145
Due after five years through ten years........   3,181,554        3,209,815        48,199,575       49,009,561
Due after ten years...........................   2,000,000        1,933,800        25,763,258       25,778,535
                                                ----------       ----------      ------------     ------------
                                                $5,549,214       $5,509,015      $112,745,891     $114,011,891
                                                ==========       ==========      ============     ============


     Proceeds from sales of investments in fixed maturities were $39,046,422, $56,949,635 and $36,701,082 in 1996, 1995 and 1994, respectively. Gross gains of
$185,708 and gross losses of $406,733 were realized on those sales in 1996. Gross gains of $578,810 and gross losses of $205,228 were realized on those sales in 1995. Gross gains of $85,827 and gross losses of $345,814 were realized on those sales in 1994.

     (d)  Recognition  of  Revenue,  Policyholder  Account  Balances  and Policy
Benefits

     TRADITIONAL ORDINARY LIFE AND HEALTH

     Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

     UNIVERSAL LIFE AND VARIABLE LIFE

     Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees. Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below. ANNUITIES Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

     (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

     (f) Reclassifications. Certain reclassifications have been made to the 1994 and 1995 Financial Statements in order to conform to the 1996 presentation.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 3 -- Fair Value of Financial Instruments

     The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

     The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

Note 4 -- Retirement Plans

     The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1996, 1995 and 1994, the Company charged operations approximately $100,000, $40,000 and $ 0, respectively for its portion of the contribution.

     The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $414,000 in 1996, $375,000 in 1995 and $312,000 in 1994. The accrued liability of approximately $2,858,000 in 1996 and $2,621,000 in 1995 was sufficient to cover the value of benefits provided by the plan.

     In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company in 1996 and 1995 was not material.

Note 5 -- Commitments and Contingent Liabilities

     The Company has agreements with affiliates and  non-affiliates  as follows:
(a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1996, 1995 and 1994. The Company also had assumed reinsurance amounting to approximately 21%, 20% and 21% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

     (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1996, 1995 and 1994, the Company paid approximately $1,222,000, $1,282,000 and $1,099,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,709,000 in 1996, $8,739,000 in 1995,and $6,651,000 in 1994 for commissions relating to the sale of its products.

     The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $ 326,000 at December 31, 1996 and $343,000 at December 31, 1995.

     (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 6 -- Adjustments Made to Statutory Accounting Practices

     Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1996, 1995 and 1994 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                              NET INCOME                           CAPITAL SHARES AND SURPLUS
                                                        YEAR ENDED DECEMBER 31                          AT DECEMBER 31
                                             -----------------------------------------   ------------------------------------------
                                                  1996           1995          1994           1996           1995           1994
                                             ------------   ------------  ------------   ------------   ------------   ------------
Reported on a statutory basis .............  $  5,002,533   $  3,705,334  $  2,205,814   $ 26,580,877   $ 21,600,537   $ 18,020,531
                                             ------------   ------------  ------------   ------------   ------------   ------------
Adjustments:
   Deferred policy acquisition costs (b) ..      (179,085)      (554,677)     (434,228)    17,547,129     17,318,214     19,321,891
   Future policy benefits (a) .............       514,086        422,387       727,849     (2,398,397)    (2,912,483)    (3,334,870)
   Deferred income taxes ..................       286,000        376,000       352,000        934,000         12,000      1,884,000
   Premiums due and deferred (e) ..........        85,461         80,133        70,968     (1,359,107)    (1,444,568)    (1,524,702)
   Cost of colletion and other statutory
     liabilities ..........................       (12,283)       (16,318)      (32,454)        36,984         49,267         65,585
   Non-admitted assets ....................          --             --            --          298,731        395,758        385,500
Asset valuation reserve ...................          --             --            --        1,136,664      1,016,830        901,041
   Interest maintenance reserve ...........       (48,542)       (40,804)       71,048)         6,271        200,690         (5,070)
   Gross unrealized holding gains
     (losses) on available-for-sale
     securities ...........................          --             --            --        1,266,000      3,544,000     (4,517,000)
   Net realized capital gains (losses)  ...      (221,025)       373,582      (259,987)          --             --             --
   Other ..................................        75,762        126,298)          148           --             --             --
                                             ------------   ------------  ------------   ------------   ------------   ------------
                                                  500,374        514,005       353,248     17,468,275     18,179,708     13,176,375
                                             ------------   ------------  ------------   ------------   ------------   ------------

In accordance with generally accepted
   accounting principles ..................  $  5,502,907   $  4,219,339  $  2,559,062   $ 44,049,152   $ 39,780,245   $ 31,196,906

Per share, based on 534,350 shares
   outstanding ............................  $      10.30   $       7.90  $       4.79   $      82.44   $      74.45   $      58.38
                                             ============   ============  ============   ============   ============   ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

     (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

             DISTRIBUTION OF LIABILITIES*                 BASIS OF ASSUMPTIONS
                                 YEARS
       1996         1995        OF ISSUE        INTEREST               MORTALITY TABLE                WITHDRAWAL
      -----         ----        --------        --------               ---------------                ----------
Non-par:
 $ 1,655,040    $ 1,722,604   1962-1967          4 1/2%       1955-60 Basic Select plus Ultimate      Linton B
   5,814,885      5,668,858   1968-1988          5 1/2%       1955-60 Basic Select plus Ultimate      Linton B
   2,546,702      2,574,079   1984-1988          7 1/2%       85% of 1965-70 Basic Select Modified
                                                                plus Ultimate                         Linton B
      86,508         74,055   1989-Present       7 1/2%       1975-80 Basic Select plus Ultimate      Linton B
     113,117        109,919   1989-Present       7 1/2%       1975-80 Basic Select plus Ultimate      Actual
      34,185         39,885   1989-Present       8%           1975-80 Basic Select plus Ultimate      Actual
  31,902,122     31,896,847   1985-Present       6%           Accumulation of Funds                   --
Par:
     223,500        224,307   1966-1967          4 1/2%       1955-60 Basic Select plus Ultimate      Linton A
  13,357,249     13,557,033   1968-1988          5 1/2%       1955-60 Basic Select plus Ultimate      Linton A
     975,132        988,555   1981-1984          7 1/4%       90% of 1965-70 Basic Select
                                                                plus Ultimate                         Linton B
   4,772,595      4,713,069   1983-1988          9 1/2%       80% of 1965-70 Basic Select
                                                                plus Ultimate                         Linton B
  14,031,404     12,459,045   1990-Present       8%           66% of 1975-80 Basic Select
                                                                plus Ultimate                         Linton B
Annuities:
  21,779,771     25,202,605   1976-Present       5 1/2%       Accumulation of Funds                   --
Miscellaneous:
  16,939,829     15,161,153   1962-Present       2 1/2%-3 1/2%   1958-CSO                             None

----------
* The above amounts are before deduction of deferred premiums of $936,565 in 1996 and $1,017,841 in 1995.

     (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $1,454,408 in 1996, $1,672,429 in 1995 and $1,573,216
in 1994 was charged to operations.

     (c) Participating business represented 9.8% and 11.1% of individual life insurance in force at December 31, 1996 and 1995, respectively.

     The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

     The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

     (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $16,796,135, $11,815,645 and $8,235,339 at December 31, 1996, 1995 and 1994, respectively.

     (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 7 -- Federal Income Taxes

     The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

     Retained earnings at December 31, 1996 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


      Deferred tax liabilities (assets) are comprised of the following:

                                                       1996            1995
                                                       ----            ----
Policyholder dividend provision .................  $  (332,719)   $  (323,612)
Non-qualified agents' pension plan reserve ......   (1,127,384)    (1,044,728)
Deferred policy acquisition costs ...............    2,507,526      2,968,214
Future policy benefits ..........................   (2,346,908)    (2,639,345)
Bond discount ...................................       28,677         27,842
Unrealized holding gains (losses) on
     Available-For-Sale Securities ..............      331,000        967,000
Other ...........................................        5,808         32,629
                                                   -----------    -----------
                                                   $  (934,000)   $   (12,000)
                                                   ===========    ===========

     The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025 and the $838,000 for 1994 is net of a $102,000 Federal tax benefit resulting from a capital loss carry back of $259,987.

     A reconciliation of the Federal statutory income tax rate to the Company's effective tax rate is as follows:

                                                           1996    1995    1994
                                                           ----    ----    ----
Application of statutory tax rate........................   34%     34%     34%
Special tax deduction for life insurance companies.......   --      --     (18)
                                                           ---     ---     ---
                                                            34%     34%     16%
                                                            ===    ===     ===